RELATED PARTY DISCLOSURES	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
RELATED PARTY DISCLOSURES [Text Block]

17. RELATED PARTY DISCLOSURES

Key management personnel compensation

In addition to their contracted fees, directors and officers also participate in the Company's stock option program. Certain executive officers are subject to termination notices of 6 to 24 months and change of control payments (Note 18). Key management personnel compensation is comprised of the following:

Thousands of United States dollars	Year ended December 31, 2022	Year ended December 31, 2021
Directors' and officers' compensation	$2,560	$2,261
Share-based compensation	797	2,373
	$3,357	$4,634

The Company defines key management personnel as those persons having authority and responsibility for planning, directing, and controlling the activities of the Company directly or indirectly, and was determined to be executive officers and directors (executive and non-executive) of the Company. The remuneration of directors and key executives is determined by the Board of Directors of the Company having regard to the performance of individuals and market trends.

As at December 31, 2022, $0.2 million of the above directors' and officers' compensation was included in the trade payables and accrued liabilities (2021 - $0.3 million). These amounts are unsecured, non-interest bearing and due on demand. The share-based compensation amount above for 2021 includes 333,333 common shares to the Chief Executive Officer of the Company, valued at $1.7 million, that were recorded to equity as share issuance costs as payment related to services provided during the Company's initial public offering process (Note 14).

Related party transactions

Prior to its acquisition by the Company, Harmony Health One, a subsidiary of FGH, entered into an Intellectual Property License Agreement with Hampstead Private Capital Limited ("Hampstead") - a corporation controlled by the President of the Company and former CEO of FGH. Under the terms of this agreement, Harmony is to pay Hampstead a royalty in the amount of 3.5% of the gross revenues from the sale of Harmony products. No royalty amounts have been recorded by the Company for the years ended December 31, 2022 and December 31, 2021, as there were no sales for the period after the Company acquired FGH.

During the fourth fiscal quarter of 2021, the Company entered into an agreement with Dr. Manalo-Morgan, a member of the Company's board of directors, to serve in the additional capacity as Medical Advisor to the Company. In connection with this agreement, Dr. Manalo-Morgan will be responsible for developing and identifying medical applications of cannabinoids for the Company for the treatment of various ailments and (ii) supporting the Company's public relations efforts and assisting the Company with its media engagements. For these services, the Company paid Dr. Manalo-Morgan $0.2 million and $0.1 million for the years ended December 31, 2022 and December 31, 2021, respectively.